The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND


ANNUAL REPORT
DECEMBER 31, 1999


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The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK"
under the First Investors logo.



Portfolio Manager's Letter
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

Dear Investor:

We are pleased to present the annual report for the First Investors U.S. Government Plus Fund for the fiscal year ending December 31, 1999. During the year, the First Investors U.S. Government Plus Fund -- 1st Fund ("the Fund") returned -5.1% on a net asset value basis. In 1999, dividends declared from net investment income for the 1st Fund were 68.1 cents per share. In addition, the Fund declared a capital gains distribution of 14.5 cents per share. There is no separate report for the 2nd Fund, which matured according to schedule and was dissolved on December 31, 1999.

The Fund's holdings were almost exclusively Treasury STRIPS, also known as zero coupon bonds. During 1999, the Fund's return was primarily the result of the fact that these securities decreased in price as interest rates rose. The yield on the benchmark 30-year U.S. Treasury bond rose from 5.10% to 6.48% -- its highest yield in over two years. In this environment of rising interest rates, the price of Treasury STRIPS declined as they are very interest-rate sensitive. In addition, the investment performance of such securities is tied to their relative maturities, with those having the earliest maturities generating returns in line with cash or investments in commercial paper.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our shareholders to follow to reduce exposure to risk.* First, we encourage shareholders to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our shareholders to diversify their portfolios among stock, bond and money market funds. Third, we encourage our shareholders to follow a regular investment plan. This may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
  Vice President and Portfolio Manager

January 31, 2000

* There are a variety of risks associated with investing in all stock mutual funds including market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock mutual funds, such as small-cap funds and global funds. There are a variety of risks associated with investing in bond mutual funds, including interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.




Cumulative Performance Information
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

Comparison of change in value of $10,000 investment in the First
Investors U.S. Government Plus Fund -- 1st Fund, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index.

                       As of December 31, 1999

          GOVT PLUS   INTERMEDIATE   LONG TERM
           1st FUND      INDEX         INDEX

Jan-90      $ 9,200     $10,000     $10,000
Dec-90        9,293      10,945      10,631
Dec-91       11,392      12,489      12,599
Dec-92       12,121      13,355      13,602
Dec-93       14,478      14,453      15,949
Dec-94       12,900      14,199      14,731
Dec-95       16,642      16,245      19,251
Dec-96       16,235      16,891      19,084
Dec-97       17,713      18,190      21,962
Dec-98       19,745      19,758      24,931
Dec-99       18,733      19,839      22,752

[INSET BOX IN CHART READS:]
                                Average Annual Total Return*
                           N.A.V. Only        S.E.C. Standardized
One Year                     (5.12%)               (12.72%)
Five Years                    7.75%                  5.97%
Ten Years                     7.37%                  6.48%


The graph compares a $10,000 investment in the First Investors U.S. Government Plus Fund - 1st Fund beginning 1/1/90 with theoretical investments in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index. The Lehman Brothers Intermediate Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of less than 10 years. The Lehman Brothers Long Term Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of 10 years or greater. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and dividends and distributions were reinvested.

* Average Annual Total Return figures (for the period ended 12/31/99) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 8.00%. During the periods shown, some expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (13.21%), 5.63% and 6.29%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Lehman Brothers Intermediate Treasury Index and Lehman Brothers Long Term Treasury Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
December 31, 1999
-------------------------------------------------------------------------------------------------------
                                                                                                Amount
Principal                                                                                     Invested
   Amount                                                                                     For Each
       or                                                                                   $10,000 of
   Shares    Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT SECURITIES--98.8%
  $ 1,475M   Treasury STRIPS, due 11/15/2004 (cost $915,063)               $1,076,961          $ 9,876
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS--.4%
             Basic Materials--.1%
      100    Chirex, Inc.                                                       1,463               13
-------------------------------------------------------------------------------------------------------
             Consumer Cyclicals--.3%
      100    Ames Department Stores, Inc.                                       2,881               27
-------------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $4,331)                         4,344               40
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $919,394)                99.2%             1,081,305            9,916
Other Assets, Less Liabilities                              .8                  9,172               84
-------------------------------------------------------------------------------------------------------
Net Assets                                               100.0%            $1,090,477          $10,000
=======================================================================================================

See notes to financial statements






Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND
December 31, 1999

------------------------------------------------------------------------------------------------
Assets
Investments in securities:
  At identified cost                                                                 $  919,394
                                                                                  ==============
  At value (Note 1A)                                                                 $1,081,305
Cash                                                                                     12,564
Other assets                                                                              2,675
                                                                                  --------------
Total Assets                                                                          1,096,544
                                                                                  --------------
Liabilities
Distributions payable                                                                     2,086
Accrued expenses                                                                          3,421
Accrued advisory fees                                                                       560
                                                                                  --------------
Total Liabilities                                                                         6,067
                                                                                  --------------
Net Assets                                                                           $1,090,477
                                                                                  ==============

Net Assets Consist of:
Capital paid in                                                                      $  928,566
Net unrealized appreciation in value of investments                                     161,911
                                                                                  --------------
Total                                                                                $1,090,477
                                                                                  ==============
Shares of beneficial interest outstanding (Note 3)                                      122,837
                                                                                  ==============
Net Asset Value and Redemption Price Per Share
   (Net assets divided by shares of beneficial interest outstanding)                      $8.88
                                                                                  ==============
Maximum Offering Price Per Share
   (Net asset value /.92)*                                                                $9.65
                                                                                  ==============

*On purchases of $10,000 or more, the sales charge is reduced.

See notes to financial statements




Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND
Year Ended December 31, 1999

------------------------------------------------------------------------------------------------
Investment Income
Income:
  Interest                                                                         $     89,250
  Dividends                                                                                  64
                                                                                  --------------
Total income                                                                             89,314
                                                                                  --------------

Expenses (Notes 1 and 4):
  Advisory fee                                                                           11,546
  Professional fees                                                                       8,555
  Shareholder servicing costs                                                             2,312
  Custodian fees                                                                            473
  Reports and notices to shareholders                                                       170
  Other expenses                                                                            971
                                                                                  --------------
Total expenses                                                                           24,027
Less: Expenses waived or assumed                                                        (11,044)
      Custodian fees paid indirectly                                                       (308)
                                                                                  --------------
Net expenses                                                                             12,675
                                                                                  --------------
Net investment income                                                                    76,639
                                                                                  --------------
Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments                                                         16,271
Net unrealized depreciation of investments                                             (155,580)
                                                                                  --------------
Net loss on investments                                                                (139,309)
                                                                                  --------------
Net Decrease in Net Assets Resulting from Operations                               $    (62,670)
                                                                                  ==============

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND
---------------------------------------------------------------------------------------------------

Year Ended December 31,                                                 1999              1998
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
  Net investment income                                              $   76,639         $   78,270
  Net realized gain on investments                                       16,271             51,229
  Net unrealized appreciation (depreciation) of investments            (155,580)             4,446
                                                                     -----------        -----------
    Net increase (decrease) in net assets resulting
    from operations                                                     (62,670)           133,945
                                                                     -----------        -----------
Distributions to Shareholders
  Net investment income                                                 (76,736)           (78,307)
  Net realized gains                                                    (16,271)           (51,230)
                                                                     -----------        -----------
    Total distributions                                                 (93,007)          (129,537)
                                                                     -----------        -----------
Trust Share Transactions *
Proceeds from shares sold                                                    --             12,973
Reinvestment of distributions                                            90,921            126,517
Cost of shares redeemed                                                 (79,314)          (191,350)
                                                                     -----------        -----------
     Net increase (decrease) from trust share transactions               11,607            (51,860)
                                                                     -----------        -----------
Net decrease in net assets                                             (144,070)           (47,452)

Net Assets
  Beginning of year                                                   1,234,547          1,281,999
                                                                     -----------        -----------
  End of year                                                        $1,090,477         $1,234,547
                                                                     ===========        ===========

* Trust Shares Issued and Redeemed
  Sold                                                                       --              1,196
  Issued on dividends reinvested                                         10,239             12,368
  Redeemed                                                               (8,078)           (17,910)
                                                                     -----------        -----------
  Net increase (decrease) in trust shares outstanding                     2,161             (4,346)
                                                                     ===========        ===========

See notes to financial statements





Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1ST FUND

1. Significant Accounting Policies -- First Investors U.S. Government Plus Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Trust operates as a series fund, currently issuing shares of beneficial interest of the 1st Fund (the "Fund") only. The Fund's objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. The Treasury STRIPS in which the Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under the direction of the Trust's officers in a manner specifically authorized by the Trustees of the Trust.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve the Fund from all, or substantially all, federal income taxes.

C. Distributions to Shareholders -- Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post-October capital losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. For the year ended December 31, 1999, the Fund's custodian has provided credits in the amount of $308 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.




Notes to Financial Statements (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1ST FUND

2. Security Transactions -- Purchases and sales of securities and long-term U.S. Government Obligations, excluding short-term notes, were as follows:

Year Ended December 31, 1999
----------------------------

Securities
----------

  Purchases................................... $ 9,481
                                               -------
  Proceeds of sales........................... $14,739
                                               -------

Long-Term U.S. Government Obligations
-------------------------------------

  Purchases................................... $   ---
                                               -------
  Proceeds of sales........................... $91,037
                                               -------

At December 31, 1999, the cost of investments for federal income tax purposes was $919,394. Accumulated net unrealized appreciation on investments was $161,911, consisting of $161,948 gross unrealized appreciation and $37 gross unrealized depreciation.

3. Trust Shares -- The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of the Fund.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and trustees of the Trust are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Trust's individual retirement accounts ("IRA"). Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Fund. For the year ended December 31, 1999, total trustees fees accrued by the Fund amounted to $122.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fees accrued to FIMCO for the year ended December 31, 1999, were $11,546 of which $4,617 was waived. In addition, expenses of $6,427 were assumed by FIMCO.

For the year ended December 31, 1999, shareholder servicing costs included $1,580 in transfer agent fees paid to ADM and $732 in IRA custodian fees paid to FFS.




Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st Fund of First Investors U.S. Government Plus Fund at December 31, 1999, and the related statement of operations for the year then ended the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st Fund of First Investors U.S. Government Plus Fund at December 31, 1999, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
January 31, 2000




Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND

The following table sets forth the operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                          -------------------------------------------------------
                                                           Year Ended December 31
                                          -------------------------------------------------------
                                             1999      1998        1997        1996        1995
                                          --------  ---------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Year        $ 10.23     $10.25      $10.37      $11.58      $ 9.83
                                          --------  ---------    --------    --------    --------
Income from Investment Operations:
  Net Investment Income                     0.681      0.723       0.670       0.648       0.667

  Net Realized and Unrealized Gain
  (Loss) on Investments                    (1.205)     0.453       0.274      (0.863)      2.114
                                          --------  ---------    --------    --------    --------
    Total from Investment Operations       (0.524)     1.176       0.944      (0.215)      2.781
                                          --------  ---------    --------    --------    --------

Less Distributions from:
  Net Investment Income                     0.681      0.723       0.670       0.648       0.667
  Net Realized Gain                         0.145      0.473       0.394       0.347       0.364
                                          --------  ---------    --------    --------    --------
    Total Distributions                     0.826      1.196       1.064       0.995       1.031
                                          --------  ---------    --------    --------    --------
Net Asset Value, End of Year                $8.88     $10.23      $10.25      $10.37      $11.58
                                          ========  =========    ========    ========    ========
Total Return (%)+                           (5.12)     11.47        9.10       (1.86)      28.29
-----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in thousands)     $1,090     $1,235      $1,282      $1,359      $1,524

Ratio to Average Net Assets:(%)*
  Expenses                                   1.10       1.10        1.37        1.60        1.60
  Net Investment Income                      6.65       6.35        6.11        5.70        5.60

Ratio to Average Net Assets
Before Expenses
Waived or Assumed:(%)
  Expenses                                   2.08       1.93        1.93        1.98        1.87
  Net Investment Income                      5.67       5.52        5.55        5.32        5.33

Portfolio Turnover Rate (%)                     1          1           0           7           7

+ Calculated without sales charges
* Net of expenses waived or assumed (Note 4)

See notes to financial statements





FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Trustees
------------------------------
James J. Coy (Emeritus)

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert T. Wentworth


Officers
------------------------------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Patricia D. Poitra
Vice President

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


Shareholder Information
------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Trust's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.


This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.